EXHIBIT 10.52
                       SECOND AMENDMENT TO THE UCAR CARBON
                       SUPPLEMENTAL RETIREMENT INCOME PLAN



                  In accordance with Article VI, Section 2 of the UCAR Carbon

Supplemental Retirement Income Plan (the "Plan"), the Plan is hereby amended as follows:

                  1.    The GENERAL section of the Plan is amended to add the

following new paragraph immediately before the last paragraph thereof:


                        "This Plan shall also apply to any participants in the Corporation's Selective Severance Program ("SSP") if (1) the participant's SSP benefit payable under the Retirement Plan is limited by Code Section 415 or Code Section 401(a)(17), or (2) such participant is otherwise entitled to a benefit under this Plan."

                  2.    A new Section 2 shall be added to Article I of the Plan

to read as follows:

                        "SECTION 2. An individual shall also be a Participant in this Plan if he or she is a participant in the SSP and (a) and/or (b) apply:

                        (a) the participant's SSP benefit payable under the Retirement Plan is limited by Code Section 415 or Code
                        Section 401(a)(17);

                        (b) the participant is entitled to a benefit under this Plan pursuant to Section 1 above."

                  3.    A new Article VIA is added to the Plan to read as

follows:

                                  "ARTICLE VIA

                           SELECTIVE SEVERANCE PROGRAM

                  SECTION 1. This Article VIA shall apply to participants in the SSP. Except as otherwise noted herein, the provisions of this Article VIA shall apply in lieu of the provisions of Articles III, IV, and V of this Plan.

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                  SECTION 2.   The following terms shall have the designated
meanings for purposes of this Article VIA:

                     (i) "SP" or "SUPPLEMENTAL PENSION" is the amount a Participant's supplemental pension benefit under the SSP, and shall mean the amount determined as the sum of A, B and C, where:

                           A=   1.8% of average monthly Compensation,
                           B=   .9% of average monthly Compensation if the
                                Participant has five or more Years of Credited
                                Service, and 0 if the Participant has fewer than five Years of Credited Service, and
                           C=   one-third of 1% of average monthly Compensation
                                times the Participant's number of whole Years of Credited Service in excess of ten.

                           Average monthly Compensation and Years of Credited Service for purposes of the foregoing formula shall have the same meanings as set forth in Section 5.8 of the Retirement Plan, determined without regard to the limitations of Code Section 401(a)(17). The benefit determined under the foregoing formula is defined to be a fifteen-year certain benefit.

                     (ii) "FSP" or "FORMER SEVERANCE PLAN BENEFIT" shall mean the applicable benefit amount calculated under the Corporation's Selective Severance Program as in effect prior to January 1, 2001.

                     (iii) "QSP" or "QUALIFIED SUPPLEMENTAL PENSION" shall mean the amount of a Participant's Supplemental Pension, if any, payable under the Retirement Plan after the limitations of Code Section 415 and Code Section 401(a)(17) have been applied.

                     (iv) "NQSP" or "NONQUALIFIED SUPPLEMENTAL PENSION" shall mean the amount of a Participant's Supplemental Pension that cannot be paid under the Retirement Plan due to the limitations of Code Section 415 and Code
                           Section 401(a)(17). A Participant's NQSP is determined under the following formula:

                                    SP - QSP

                  SECTION 3. A Participant shall be eligible for a Supplemental Pension under this Article VIA if he or she satisfies the requirements of (a) or (b) of this Section 3. The amount of a Participant's Supplemental Pension under this Plan is referred to as the "Additional Supplemental Pension," and shall be payable in accordance with Sections 4 through 7 of this Article VIA.

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


                     (a) If a Participant's FSP is greater than the actuarial equivalent lump sum value of his or her SP, then an Additional Supplemental Pension equal to the NQSP shall be payable under this Plan.

                     (b) If the actuarial equivalent lump sum value of a participant's SP is greater than or equal to his or her FSP, than the Additional Supplemental Pension payable under this Plan expressed as an actuarial equivalent monthly life annuity, if any, shall be determined under the following formula:

                             FSP - ACTUARIAL EQUIVALENT LUMP SUM VALUE OF QSP

                  If the foregoing formula produces an amount equal to or less than 0, then no Additional Supplemental Pension is payable under this Plan.

                  SECTION 4. The actuarial equivalent value of a Participant's Additional Supplemental Pension will be paid in one of the following forms as elected by the Participant subject to Section 5 hereof:

                     (a) The normal form as otherwise provided for under the Retirement Plan, (except that a Participant may not elect the level income option under Section 5.6 of the Retirement Plan) ("Normal Form"), or

                     (b) In monthly installments, as follows ("Immediate Payment Option"):


                  Participant's Years of Credited Service
                  (As Defined in the Retirement Plan)                  Number of Installments
                  --------------------------------------------         ----------------------

                             Less than 5                                      2 months
                             At least 5, but less than 10                     3 months
                             10 or more                                       3 months plus three-
                                                                              eighths (3/8) of a month
                                                                              for each Year of Credited
                                                                              Service over 10 (which number
                                                                              shall be rounded down to
                                                                              the next whole number if
                                                                              a fractional number of months
                                                                              results from this formula)



                 SECTION 5.(a) The Immediate Payment Option shall be paid out as soon as practicable following the
                               Participant's termination of employment.
                               In addition, a Participant's failure to elect the Immediate Payment

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


                               Option upon termination of employment, shall be deemed to be an election to have the Additional Supplemental Pension paid in the Normal Form.


                           (b) A Participant may elect to commence payment of
                               his or her Additional Supplemental Pension in the Normal Form at anytime on or after the first day of the first month following termination of employment. To the extent a Participant has not made an election to commence payment of his or her Additional Supplemental Pension, payment shall be made in the Normal Form at such time as the Participant becomes entitled to a full (unreduced) benefit under the Retirement Plan.

                  SECTION 6. A Participant shall be immediately 100% vested in his or her Additional Supplemental Pension under this Plan.

                  SECTION 7. If a Participant dies before all payments of the Additional Supplemental Pension payable under Section 4(b) above have been made, then the balance of the Additional Supplemental Pension shall continue to be paid to the Participant's Beneficiary (as defined in the Retirement Plan, except that if no Beneficiary is provided for, then to the Participant's estate), until all payments have been made.

                  SECTION 8. The provisions of this Section 8 shall apply if the actuarial equivalent lump sum value of a Participant's QSP is greater than his or her FSP.

                     (a) For Participants subject to this Section 8, the excess of the actuarial equivalent lump sum value of the Participant's QSP amount over his or her FSP amount is referred to as the "Benefit Reduction Amount" when expressed as an actuarial equivalent life annuity.

                     (b) A Participant's Benefit Reduction Amount shall be used first to offset the amount of the Participant's benefit, if any, under the Enhanced Retirement Income Plan. If the Participant has no Enhanced Retirement Income Plan benefit or the Participant's Benefit Reduction Amount has reduced the Participant's Enhanced Retirement Income Plan benefit to zero, but there is still a remaining Benefit Reduction Amount, then the remaining Benefit Reduction Amount shall be used to offset the amount of the Participant's benefit, if any, under the Equalization Benefit Plan. If the Participant has no Equalization Benefit Plan benefit or the Participant's remaining Benefit Reduction Amount has reduced the Participant's Equalization Benefit Plan benefit to zero, but there is still a remaining Benefit Reduction Amount, then the remaining Benefit Reduction Amount shall be used to offset the amount of the Participant's benefit, if any, under this Plan, except that the Participant's benefit under this Plan shall not be reduced to below 0."

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

                  4.    The provisions of this Second Amendment shall be

effective as of January 1, 2001.




                                            UCAR CARBON COMPANY INC.



                                            By:/s/ John Arnold
                                               ---------------------------------








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